UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2010 (October 29, 2010)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2010, Tennessee Commerce Bancorp, Inc. (the “Corporation”) issued a press release announcing its financial results for the quarter ended September 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. A copy of the GAAP reconciliation and management’s explanation of the non-GAAP financial measures included in the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The Corporation conducted a conference call on October 29, 2010 in which management discussed the Corporation’s financial results for the quarter ended September 30, 2010. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press release issued on October 29, 2010 by Tennessee Commerce Bancorp, Inc.
	99.2	GAAP reconciliation and management explanation of non-GAAP financial measures included in press release
	99.3	Transcript of conference call on October 29, 2010 by Tennessee Commerce Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: November 4, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on October 29, 2010 by Tennessee Commerce Bancorp, Inc.
99.2	GAAP reconciliation and management explanation of non-GAAP financial measures included in press release
99.3	Transcript of conference call on October 29, 2010 by Tennessee Commerce Bancorp, Inc.